UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): January 7, 2004


                         ALLMERICA FINANCIAL CORPORATION
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


    Delaware                         1-13754                    04-3263626
(State or other jurisdic-      (Commission File Number)      (I.R.S. Employer
 tion of incorporation)                                      Identification No.)



               440 Lincoln Street, Worcester, Massachusetts 01653
               --------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (508) 855-1000
                                 --------------
              (Registrant's telephone number, including area code)
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Item 9.  Regulation FD Disclosure.

     On January 7, 2004, Allmerica Financial Corporation attended an investor meeting hosted by Smith Barney Citigroup and made a presentation to the attendees. The presentation is available on our web site at www.allmerica.com.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Allmerica Financial Corporation
                                           -------------------------------
                                           Registrant

                                  By:      /s/ Edward J. Parry, III
                                           --------------------------
                                           Edward J. Parry, III
                                           Chief Financial Officer,
                                           Executive Vice President and
                                           Principal Accounting Officer







Date: January 8, 2004